                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                                                     June 30, 1995
(Date of earliest event reported)


                          __________________________


                          HAWKINS ENERGY CORPORATION
            (Exact Name of registrant as specified in its charter)


                                   OKLAHOMA
                (State or other jurisdiction of incorporation)


0-18205                                                               73-1345732
(Commission File Number)                       (IRS Employer Identification No.)


400 S. Boston, Suite 800, Tulsa, Oklahoma                                  74103
(Address of Principal Executive Offices)                              (Zip Code)


                                (918) 587-5815
             (Registrant's telephone number, including area code)


                                Not applicable
                                --------------
         (Former name or former address, if changed since last report

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

          On December 30, 1994, the Company sold interests in 57 wells ("Arkansas Properties") located in the Arkoma Basin of northwest Arkansas resulting in a pre-tax gain of $1,880,000. The natural gas reserves attributable to the properties sold represented approximately one-third of the total equivalent natural gas reserves owned by the Company. The proceeds from the sale were placed in trust to purchase oil and gas properties in 1995 resulting in a "like kind exchange" for tax purposes, with the gain on sale being deferred for tax purposes.

          The Company closed a series of production acquisitions during the second quarter of 1995 involving interests in twelve gas and fourteen oil wells in Arkansas, Oklahoma and Texas ("Acquired Properties"). The Company estimates the Acquirred Properties contain proved reserves of approximately 330,000 barrels of oil and 2,889,000 Mcf of gas which were added to the Company's year-end 1994 proved reserve base of 18,000 barrels of oil and 2,501,000 Mcf of gas.

                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
Item  7.   Financial Statements and Exhibits

      (b)  Pro Forma Financial Information

           Pro Forma Consolidated Statement of Operations - Unaudited
            For the Six Months Ended June 30, 1995.......................... P-1

           Pro Forma Consolidated Statement of Operations - Unaudited
            For the Year Ended December 31, 1994............................ P-2

           Notes to Unaudited Pro Forma Consolidated Statement of Operations P-3


                          HAWKINS ENERGY CORPORATION

                 _____________________________________________



                            PRO FORMA CONSOLIDATED
                       FINANCIAL STATEMENTS - UNAUDITED


                    FOR THE SIX MONTHS ENDED JUNE 30, 1995
                     AND THE YEAR ENDED DECEMBER 31, 1994

                           HAWKINS ENERGY CORPORATION
                      7(b) PRO FORMA FINANCIAL INFORMATION
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     SIX MONTHS ENDED JUNE 30, 1995
                                                ------------------------------------------

                                                                 ACQUIRED
                                                  HAWKINS       PROPERTIES       PRO FORMA
                                                  -------       ----------       ---------
                                              (In thousands, except for per share amounts)
Revenues:
  Oil and gas sales.....................          $   728       $   173  (a)     $   901
  Compressor sales......................            1,139            --            1,139
  Compressor rentals and service fees...            3,555            --            3,555
  Interest and other income.............               71           (38) (b)          33
  Gain (loss) on sale of assets.........                7            --                7
                                                  -------       -------          -------
   Total revenues.......................            5,500           135            5,635
                                                  -------       -------          -------

Expenses:
  Operating costs-oil and gas...........              271            39  (a)         310
  Cost of compressor sales..............              930            --              930
  Operating costs-compressors...........            1,770            --            1,770
  Depreciation, depletion and amortization          1,162            46  (c)       1,208
  General and administrative............              940            --              940
  Interest..............................              522            --              522
                                                  -------       -------          -------
   Total expenses.......................            5,595            85            5,680
                                                  -------       -------          -------

Income (loss) before income taxes.......              (95)           50              (45)

Income tax benefit (expense)............               33           (25) (d)           8
                                                  -------       -------          -------

Net income (loss).......................          $   (62)      $    25          $   (37)
                                                  =======       =======          =======

Income (loss) per common share..........          $    --                        $    --
                                                  =======                        =======

Weighted average number of
 shares outstanding......................          12,907                         12,907
                                                  =======                        =======



              The accompanying notes are an integral part of the
                 pro forma consolidated financial statements.

                          HAWKINS ENERGY CORPORATION
                     7(B) PRO FORMA FINANCIAL INFORMATION
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                      YEAR ENDED DECEMBER 31, 1994
                                         ----------------------------------------------------

                                                         ARKANSAS      ACQUIRED
                                            HAWKINS     PROPERTIES    PROPERTIES    PRO FORMA
                                            -------     ----------    ----------    ---------
                                                  (In thousands, except for per share amounts)
Revenues:
  Oil and gas sales.....................    $ 1,850     $ (650)  (a)  $   604   (a)  $ 1,804
  Compressor sales......................      2,209         --             --          2,209
  Compressor rentals and service fees...      7,706         --             --          7,706
  Interest and other income.............         79         --             --             79
  Gain on sale of oil and gas properties      1,880         --             --          1,880
  Gain (loss) on sale of assets.........         31         --             --             31
                                            -------     ------        -------        -------
   Total revenues.......................     13,755       (650)           604         13,709
                                            -------     ------        -------        -------

Expenses:
  Operating costs-oil and gas...........        636       (197)  (a)      179   (a)      618
  Cost of compressor sales..............      1,687         --             --          1,687
  Operating costs-compressors...........      3,687         --             --          3,687
  Depreciation, depletion and amortization    2,474       (174)  (c)      148   (c)    2,448
  General and administrative............      2,590         --             --          2,590
  Interest..............................        842         --             --            842
  Other.................................         91         --             --             91
                                            -------     ------        -------       --------
   Total expenses.......................     12,007       (371)           327         11,963
                                            -------     ------        -------       --------

Income before income taxes..............      1,748       (279)           277          1,746

Income tax expense......................       (699)       106   (d)      (90)  (d)     (683)
                                            -------     ------        -------       --------

Net income..............................    $ 1,049     $ (173)       $   187       $  1,063
                                            =======     ======        =======       ========

Income per common share.................    $   .08                                 $    .08
                                            =======                                 ========

Weighted average number of
 shares outstanding.....................     12,826                                   12,826
                                            =======                                 ========



              The accompanying notes are an integral part of the
                 pro forma consolidated financial statements.

                           HAWKINS ENERGY CORPORATION

       Notes to Unaudited Pro Forma Consolidated Statements of Operations

         The pro forma statements of operations, which have been prepared utilizing the historical statements of operations of Hawkins Energy Corporation and the Acquired Properties for the year ended December 31, 1994 and the six months ended June 30, 1995, are based upon the assumption that the acquisition of the Acquired Properties by the Company and the sale of the Arkansas Properties occurred as of January 1, 1994 and include the following pro forma adjustments:

         a) Adjustment to reflect an increase (decrease) in oil and gas sales and related expenses due to the property sale and acquisition, as the case may be.

         b) Adjustment to eliminate interest earned on funds placed in escrow from the sale of the Arkansas properties on December 30, 1994.

         c) Adjustment to depreciation, depletion and amortization of the full cost pool due to the change in the recorded value of the full cost pool and related oil and gas reserves.

         d) Adjustment of income tax benefit (expense) recognized to reflect benefit (expense) associated with consolidated results of operations.

         The pro forma financial statements should be read in conjunction with the financial statements and notes of the Company for the year ended December 31, 1994 and the six months ended June 30, 1995. These pro forma statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the date indicated or which may be realized in the future.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     HAWKINS ENERGY CORPORATION



Dated:  August 21, 1995              By:     /s/Thomas F. Ostrye
                                        -----------------------------
                                             Thomas F. Ostrye
                                             President


Dated:  August 21, 1995              By:     /s/Clifford S. Lewis
                                        -----------------------------
                                            Clifford S. Lewis
                                            Vice President, Secretary
                                             and Treasurer

                                       4